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                                  EXHIBIT 10(d)

                              CONSULTING AGREEMENT
THIS CONSULTING AGREEMENT (the "Agreement") is made and entered into effective July 1, 1999 between, Edward H. Currie, (the "Consultant"),whose principal place of business is 6-57 158th Street, Whitestone, New York 11357 and Com-Guard.com, Inc., (the "Client"), whose principal place of business is 2075 Corte del Nogal, Suite B, Carlsbad, CA 92009.

WHEREAS, Consultant is in the business of providing services for management consulting, business advisory, shareholder information and public relations; and

WHEREAS, The client deems it to be in its best interest to retain Consultant to render to the Client such services as may be needed; and

WHEREAS, Consultant is ready, willing and able to render such consulting and advisory services to the Client.

NOW THEREFORE, in consideration of the mutual promises and covenants set forth in this Agreement, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

CONSULTING SERVICES. The client hereby retains the Consultant as an independent consultant to the Client and the Consultant hereby accepts and agrees to such retention. The services to be provided by the Consultant are: see Exhibit A.

INDEPENDENT CONTRACTOR. Consultant agrees to perform its consulting duties hereto as an independent contractor. Nothing contained herein shall be considered to as creating an employer-employee relationship between the parties to this Agreement. The Client shall not make social security, workers compensation or unemployment insurance payments on behalf of Consultant. The parties hereto acknowledge and agree that Consultant cannot guarantee the results or effectiveness of any of the services rendered or to be rendered by Consultant. Rather, Consultant shall conduct its operations and provide its services in a professional manner and in accordance with good industry practice.

TIME, PLACE, AND MANNER OF PERFORMANCE. The Consultant shall be available for advice and counsel to the Officers and Directors of the Client as such reasonable and convenient times and places as may be mutually agreed upon. Except as aforesaid, the time, place and manner of performance of the services hereunder, including the amount of time to be allocated by the Consultant to any specific service, shall be determined at the sole discretion of the Consultant.

TERM OF AGREEMENT. The term of this Agreement shall be for a period of two years from the first date written above.

COMPENSATION.  See Exhibit B.

TERMINATION.

Consultant's relationship with the Client hereunder may be terminated for any reason whatsoever, at any time, by either party, upon 3 days written prior notice.

This Agreement shall automatically terminate upon the dissolution, bankruptcy or insolvency of the Client or Consultant.

This Agreement may be terminated by either party upon giving written notice to the other party if the other party is in default hereunder and such default is not cured with fifteen (15) days of receipt of written notice of such default.

Consultant and Client shall have the right and discretion to terminate this Agreement should the other party in performing their duties hereunder, violate any law, ordinance, permit or regulation of any governmental entity, except for violations which either singularly or in the aggregate do not have or will not have a material adverse effect of the operations of the Client.

In the event of any termination hereunder all shares or funds paid to the Consultant through the date of termination shall be fully earned and non-refundable and the parties shall have no further duties or responsibilities to each other except that the Client shall be responsible to make any and all payment if any, due to the Consultant through the date of the termination and the Consultant shall be responsible to comply with the provisions of section 8 hereof.

CONFIDENTIALITY. The Consultant recognizes and acknowledges that it has and will have access to certain confidential information of the Client and its affiliates that are valuable, special and unique assets and property of the Client and such affiliates. The Consultant will not, during the term of this Agreement, disclose, without the prior written consent or authorization of the Client, any of such information to any person, for any reason or purpose whatsoever. In this regard, the Client agrees that such authorization or consent to disclose may be conditioned upon

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the disclosure being made pursuant to a secrecy agreement, protective order, provision of statute, rule, regulation or procedure under which the confidentiality of the information is maintained in the hands of the person to whom the information is to be disclosed or in compliance with the terms of a judicial order or administrative process.

CONFLICT OF INTEREST. The Consultant shall be free to perform services for other persons. The Consultant will notify the Client of its performance of consultant services for any other person, which could conflict with its obligations under the Agreement. Upon receiving such notice, the Client may terminate this Agreement or consent to the Consultant's outside consulting activities; failure to terminate, this Agreement within seven (7) business days of receipt of written notice of conflict shall constitute the Client's ongoing consent to the Consultant's outside consulting services.

DISCLAIMER OF RESPONSIBILITY FOR ACT OF THE CLIENT. In no event shall Consultant be required by this Agreement to represent or make management decision for the Client. Consultant shall under no circumstances be liable for any expense incurred or loss suffered by the Client as a consequent of such decisions, made by the Client or any affiliates or subsidiaries of the Client.

NOTICES. Any notices required or permitted to be given under this Agreement shall be sufficient if in writing and delivered or sent by registered or certified mail, or by Federal Express or other recognized overnight courier to the principal office of each party.

WAIVER OF BREACH. Any waiver by either party or a breach of any provision of this Agreement by the other party shall not operate or be construed as a waiver of any subsequent breach by any party.

ASSIGNMENT. This Agreement and the right and obligations of the Consultant hereunder shall not be assignable without the written consent of the Client.

APPLICABLE LAW. It is the intention of the parties hereto that this Agreement and the performance hereunder and all suits and special proceedings hereunder be construed in accordance with and under and pursuant to the Laws of the State of California and this in any action, special proceeding or other proceedings that may be brought arising out of, in connection with or by reason of this Agreement, the law of the State of California shall be applicable and shall govern to the exclusion of the law of any other forum, without regard to the jurisdiction on which any action or special proceeding may be instituted.

SEVERABILITY. All agreements and covenants contained herein are severable, and in the event any of them shall be held to be invalid by any competent court, the Agreement shall be interpreted as if such invalid agreements or covenants were not contained herein.

ENTIRE AGREEMENT. This Agreement constitutes and embodies the entire understanding and agreement of the parties and supersedes and replaces all other or prior understandings, agreements and negotiations between the parties.

WAIVER AND MODIFICATION. Any waiver, alteration, or modification of any of the provisions of this Agreement shall be valid only if made in writing and signed by the parties hereto. Each party hereto, may waive any of it's rights hereunder without affecting a waiver with respect to any subsequent occurrences or transactions hereof.

BINDING ARBITRATION. Any controversy or claim arising out of or relating to this agreement, or the breach thereof, shall be settled by arbitration administered by the American Arbitration Association under its Commercial Arbitration Rules, and judgment on the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. The arbitration shall be conducted in San Diego County, California.

COUNTERPARTS AND FACSIMILE SIGNATURE. This agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Execution and delivery of this Agreement by exchange of facsimile copies bearing the facsimile signature of a party hereto shall constitute a valid and binding execution and delivery of this Agreement by such party. Such facsimile copies shall constitute enforceable original documents.

IN WITNESS WHEREOF, The parties hereto have duly executed and delivered this Agreement, effective as of the date set for above.

CONSULTANT:

/s/ Edward Currie

March 13, 2001

CLIENT:

/s/ Edward W. Savarese

March 13, 2001

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                              DR. EDWARD H. CURRIE

                              EXHIBIT A - SERVICES

1.  Corporate Planning

2.  Product Planning

3.  Strategic Alliances

4   Consulting duties similar to Executive Vice-President



                                    EXHIBIT B

                                  COMPENSATION

Management may, at its discretion, award a bonus(s). This bonus(s) may be in cash, stock or options at the discretion of management with approval of the Board of Directors and any unpaid salaries may be paid in cash, stock, or options.

Monthly salary:  First twelve months:         $2,000 per month

                 Second twelve months:        $4,000 per month